UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 2, 2006
(September 26, 2006)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On September 26, 2006, the Human Resources and Compensation Committee ("HRCC") of the Board of Directors of PNM Resources, Inc. approved the following amendments to certain benefit plans to comply with the proposed regulations under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”):

The provisions for payments in the event of a change in control under the PNM Resources, Inc. 2006 Officer Incentive Plan were amended to comply with proposed regulations under Section 409A. In addition, the HRCC approved amending the PNM Resources, Inc. Executive Savings Plan II to allow participants to make a one-time benefit election in the manner allowed under the transition rules included in the proposed regulations issued under Section 409A.

Copies of these plan amendments are filed herewith as Exhibits 10.1 and 10.2.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	2006 Officer Incentive Plan as amended on September 29, 2006

10.2	Second Amendment to the PNM Resources, Inc. Executive Savings Plan II executed September 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: October 2, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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